===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
                                                Commission Only (as permitted
[X]  Definitive Proxy Statement                 by Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                        RICHMOND COUNTY FINANCIAL CORP.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                        RICHMOND COUNTY FINANCIAL CORP.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                        RICHMOND COUNTY FINANCIAL CORP.
                             1214 CASTLETON AVENUE
                         STATEN ISLAND, NEW YORK 10310
                                (718) 448-2800


                                                              September 23, 1999


Fellow Shareholders:

     You are cordially invited to attend the 1999 annual meeting of shareholders of Richmond County Financial Corp., the holding company for Richmond County Savings Bank, Staten Island, New York, which will be held on October 28, 1999 at 10:00 a.m., local time, at The Staaten, 697 Forest Avenue, Staten Island, New York 10310.

     The attached notice of the annual meeting and the proxy statement describe the business to be transacted at the annual meeting. Directors and officers of Richmond County as well as a representative of Ernst & Young LLP, the company's independent auditors, will be present at the annual meeting to respond to any questions that our shareholders may have regarding the business to be transacted.

     The board of directors of Richmond County has determined that matters to be considered at the annual meeting are in the best interests of Richmond County and its shareholders. For the reasons set forth in the proxy statement, the board of directors unanimously recommends that you vote "FOR" each of the nominees as directors specified under Proposal 1, that you vote "FOR" the approval of the Richmond County Financial Corp. Stock Compensation Plan (formerly referred to as the "Bayonne Bancshares, Inc. 1998 Stock-Based Incentive Plan"), as amended and restated, as specified under Proposal 2, and that you vote "FOR" Proposal 3, the ratification of independent auditors.

     Please sign and return the enclosed proxy card promptly. Your cooperation is appreciated since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business at the annual meeting.

     On behalf of the board of directors and all of the employees, I thank you for your continued interest and support.

                              Sincerely yours,

                              /s/ Michael F. Manzuilli
                              Michael F. Manzuilli
                              Chairman of the Board
                               and Chief Executive Officer

                        RICHMOND COUNTY FINANCIAL CORP.
                             1214 Castleton Avenue
                        Staten Island, New York  10310
                      __________________________________

                   Notice of Annual Meeting of Shareholders
                        To Be Held on October 28, 1999
                      __________________________________


     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Richmond County Financial Corp., the holding company for Richmond County Savings Bank, will be held on October 28, 1999 at 10:00 a.m., local time, at The Staaten, 697 Forest Avenue, Staten Island, New York 10310.

     The purpose of the annual meeting is to consider and vote upon the following matters:

     1.   the election of three directors to a three-year term of office;
     2. the approval of the Richmond County Financial Corp. Stock Compensation Plan (formerly referred to as the "Bayonne Bancshares, Inc. 1998 Stock-Based Incentive Plan"), as amended and restated;
     3. the ratification of the appointment of Ernst & Young LLP as independent auditors of the company for the fiscal year ending June 30, 2000; and
     4. such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

     The board of directors has established September 8, 1999 as the record date for the determination of shareholders entitled to receive notice of and to vote at the annual meeting and at any adjournments thereof. Only record holders of the common stock of Richmond County as of the close of business on such record date will be entitled to vote at the annual meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve the foregoing proposals at the time of the annual meeting, the annual meeting may be adjourned in order to permit further solicitation of proxies by Richmond County. A list of shareholders entitled to vote at the annual meeting will be available at Richmond County Financial Corp., 1214 Castleton Avenue, Staten Island, New York 10310, for a period of 10 days prior to the annual meeting and will also be available at the annual meeting itself.

                              By Order of the Board of Directors


                              /s/ Diane L. DeLillo
                              Diane L. DeLillo, Esq.
                              Corporate Secretary


Staten Island, New York
September 23, 1999

                        RICHMOND COUNTY FINANCIAL CORP.
                            _______________________

                                Proxy Statement
                        Annual Meeting of Shareholders
                               October 28, 1999
                            _______________________


Solicitation and Voting of Proxies

     This proxy statement is being furnished to shareholders of Richmond County Financial Corp. in connection with the solicitation by the board of directors of proxies to be used at the annual meeting of shareholders, to be held on October 28, 1999 at 10:00 a.m., local time, at The Staaten, 697 Forest Avenue, Staten Island, New York 10310, and at any adjournments thereof. The 1999 Annual Report to Shareholders, including the consolidated financial statements of the company for the fiscal year ended June 30, 1999, accompanies this proxy statement which is first being mailed to record holders on or about September 23, 1999.

     Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the shares be represented by proxy or in person at the annual meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope or by voting via the Internet or by telephone. Shareholders are urged to indicate their vote in the spaces provided on the proxy card. Instead of returning signed proxy cards, shareholders of record can vote their shares over the Internet, or by calling a specially designated telephone number. These new Internet and telephone voting procedures are designed to authenticate shareholders' identities, to allow shareholders to provide their voting instructions, and to confirm that their instructions have been recorded properly. Specific instructions for shareholders of record who wish to use the Internet or telephone voting procedures are set forth on the enclosed proxy card. Proxies solicited by the board of directors of Richmond County will be voted by the board of directors in accordance with the directions given therein. Where no instructions are indicated, signed proxy cards will be voted "FOR" the election of the nominees for director named in this proxy statement, "FOR" the approval of the Richmond County Financial Corp. Stock Compensation Plan (formerly referred to as the "Bayonne Bancshares, Inc. 1998 Stock-Based Incentive Plan"), as amended and restated, and "FOR" the ratification of Ernst & Young LLP as independent auditors of Richmond County for the fiscal year ending June 30, 2000.

     Other than the matters listed on the attached notice of annual meeting of shareholders, the board of directors knows of no additional matters that will be presented for consideration at the annual meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the annual meeting and at any adjournments thereof, including whether or not to adjourn the annual meeting.

     A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the company, by delivering to the company a duly executed proxy bearing a later date, including a proxy voted via the Internet or by telephone, or by attending the annual meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to attend the annual meeting and vote personally at the annual meeting.

     The cost of solicitation of proxies on behalf of management will be borne by Richmond County. In addition to the solicitation of proxies by mail, Kissel-Blake Inc., a proxy solicitation firm, will assist the company in soliciting proxies for the annual meeting and will be paid a fee of $8,000, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the company and its subsidiary, Richmond County Savings Bank, without additional compensation therefor. The company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to, and obtain proxies from, such beneficial owners, and will reimburse such persons for their reasonable expenses in doing so.

Voting Securities and Required Votes

     The securities which may be voted at the annual meeting consist of shares of common stock of the company, with each share entitling its owner to one vote on all matters to be voted on at the annual meeting, except as described below.

     The close of business on September 8, 1999 has been fixed by the board of directors as the record date (the "Record Date") for the determination of shareholders of record entitled to notice of and to vote at the annual meeting and at any adjournments thereof. The total number of shares of common stock outstanding and entitled to vote on the Record Date was 31,039,812 shares.

     As provided in Richmond County's Certificate of Incorporation, for voting purposes, holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the "limit") are not entitled to any vote in respect of the shares held in excess of the limit and are not treated as outstanding for voting purposes. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as, by persons acting in concert with, such person or entity. The company's Certificate of Incorporation authorizes the board of directors (1) to make all determinations necessary to implement and apply the limit, including determining whether persons or entities are acting in concert, and (2) to demand that any person who is reasonably believed to beneficially own stock in excess of the limit to supply information to the company to enable the board of directors to implement and apply the limit.

     The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of common stock entitled to vote (after subtracting any shares in excess of the limit under the company's Certificate of Incorporation) is necessary to constitute a quorum at the annual meeting. In the event that there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the annual meeting, the annual meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors (Proposal 1), the proxy card being provided by the board of directors enables a shareholder to vote "FOR" the election of the nominees proposed by the board, or to "WITHHOLD" authority to vote for one or more of the nominees being proposed. Under Delaware law and the company's bylaws, directors are elected by a plurality of votes cast, without regard to either:

     .    broker non-votes, or

     . proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

     As to the Richmond County Financial Corp. Stock Compensation Plan, as amended and restated (Proposal 2) submitted for shareholder approval, the proxy card being provided by the board of directors enables a shareholder to check the appropriate box on the proxy card to:

     .    vote "FOR" the item;

     .    vote "AGAINST" the item; or

     .    "ABSTAIN" with respect to the item.

     The approval of the Richmond County Financial Corp. Stock Compensation Plan, as amended and restated, will require a majority of the votes cast by Richmond County shareholders. Shares as to which the "ABSTAIN" box has been selected on the proxy card will be counted as present and entitled to vote and have the effect of a vote against the matter. In contrast, shares underlying broker non-votes or in excess of the limit will have no effect on the vote on the item.

     As to the ratification of Ernst & Young LLP as independent auditors of the company (Proposal 3) and all other matters that may properly come before the annual meeting, by checking the appropriate box, a shareholder may:

     .    vote "FOR" the item;

     .    vote "AGAINST" the item; or

     .    "ABSTAIN" from voting on such item.

     Under Richmond County's bylaws, the affirmative vote of a majority of the votes cast at the annual meeting is required to constitute shareholder ratification of this proposal and all other matters that may properly come before the annual meeting. Accordingly, shares as to which the "ABSTAIN" box has been selected on the proxy card will not be counted as votes cast for purposes of Delaware law and the company's bylaws. Shares underlying broker non-votes or in excess of the limit will not be counted as votes cast and will have no effect on the vote on the item.

     If you are a participant in the Richmond County Savings Bank Employee Stock Ownership Plan, the Richmond County 401(k) Plan, or the Bayonne Bancshares, Inc. 401(k) Plan, or if you have grants of restricted stock under the Richmond County Financial Corp. 1998 Stock-Based Incentive Plan (the "Richmond County Incentive Plan") or the Richmond County Financial Corp. Stock Compensation Plan (formerly referred to as the "Bayonne Bancshares, Inc. 1998 Stock-Based Incentive Plan"), you will receive separate proxy cards for the shares of common stock you own through each of these plans. Each such proxy card you receive will serve as a voting instruction card for the trustees or administrators of these plans in which you have shares of common stock credited to your account. If you own shares through any of these plans and do not vote, the respective plan trustees will vote the shares in accordance with the terms of the respective plans.

     Proxies solicited hereby are to be returned to the company's transfer agent, Registrar and Transfer Company. The board of directors has designated Registrar and Transfer to act as the inspector of election and tabulate the votes at the annual meeting. Registrar and Transfer is not otherwise employed by, or a director of, the company or any of its affiliates. After the final adjournment of the annual meeting, the proxies will be returned to the company.

Security Ownership of Certain Beneficial Owners

     The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the company's outstanding shares of common stock on the Record Date or as disclosed in certain reports received to date regarding such ownership filed by such persons with the company and with the SEC, in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Other than those persons listed below, the company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of Richmond County's common stock as of the Record Date.

                                                                    Amount and
                                                                     Nature of
                                     Name and Address                Beneficial      Percent
 Title of Class                      of Beneficial Owner             Ownership       of Class
----------------      -------------------------------------------   ---------------  ---------
Common Stock          Richmond County Savings Bank Employee Stock    2,113,884/(1)/    6.81%
                      Ownership Plan (the "ESOP")
                      1214 Castleton Avenue
                      Staten Island, New York 10310

Common Stock          Richmond County Savings Charitable Foundation  1,866,300/(2)/    6.01%
                      1214 Castleton Avenue
                      Staten Island, New York 10310

Common Stock          Thomson, Horstmann & Bryant, Inc.              1,673,650/(3)/    5.39%
                      Park 80 West, Plaza One
                      Saddle Brook, New Jersey 07663

____________________________
(1) Shares of common stock were acquired by the ESOP in Richmond County Savings' conversion. The ESOP Committee administers the ESOP. HSBC Bank USA has been appointed as the corporate trustee for the ESOP ("ESOP Trustee"). Under the terms of the ESOP and related trust, the ESOP trustee votes shares allocated to participants accounts in accordance with the instructions of the participants and, subject to its fiduciary duties, votes unallocated shares and allocated shares for which timely voting instructions are not given in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock. As of December 31, 1998, 105,694 shares have been allocated to participants under the ESOP.
(2) The Richmond County Savings Charitable Foundation was established and funded by Richmond County in connection with Richmond County Savings' conversion with an amount of Richmond County's common stock equal to 8.0% of the total amount of common stock sold in the conversion. The Richmond County Savings Charitable Foundation is a Delaware non-stock corporation and is dedicated to the promotion of charitable purposes within the communities in which Richmond County Savings operates. The Richmond County Savings Charitable Foundation is governed by a board of directors with 13 members, including all of directors of Richmond County and Richmond County Savings. Pursuant to the terms of the contribution of common stock, as mandated by the Office of Thrift Supervision ("OTS"), all shares of common stock held by the Richmond County Savings Charitable Foundation must be voted in the same ratio as all other voted shares of Richmond County's common stock on all proposals considered by shareholders of Richmond County.
(3) According to information disclosed on Schedule 13G, filed with the SEC on January 25, 1999. Thomson, Horstmann & Bryant, Inc. is an investment adviser under Section 203 of the Investment Advisers Act of 1940.

Interest of Certain Persons in Matters to be Acted Upon

     Richmond County is presenting the Richmond County Financial Corp. Stock Compensation Plan (formerly referred to as the "Bayonne Bancshares, Inc. 1998 Stock-Based Incentive Plan"), as amended and restated, to shareholders for approval. All directors, officers and employees are eligible to receive restricted stock awards and stock option awards under this plan. See Proposal 2 for a summary of the material terms of the plan and the amendments being made thereto.

                Proposals To Be Voted On At The Annual Meeting

                      Proposal 1.  Election of Directors

     The board of directors of Richmond County consists of nine directors and is divided into three classes. Each of the nine members of the board also presently serves as a director of Richmond County Savings. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

     The three nominees proposed for election at the annual meeting are William
C. Frederick, Maurice K. Shaw and Patrick F.X. Nilan.

     Mr. Nilan is a former director of Bayonne Bancshares, Inc. who was elected to the board in March 1999 in accordance with the terms of the company's agreement to acquire Bayonne. Under that agreement, the company agreed to increase the size of its board by one member and appoint Mr. Nilan as the nominee to fill this newly created vacancy until the year 2000. Accordingly, as of March 22, 1999, the board of directors was increased from eight to nine members and Mr. Nilan was elected as its ninth member.

     In accordance with the company's bylaws, Mr. Nilan was placed within the existing classes of directors. Under Delaware law, the company is required to make these classes as even in number as possible. Because there were already three members in the class of directors whose term expires in 2000 and 2001, Mr. Nilan was placed in the class of directors whose term expires in 1999. To comply with the terms of the merger agreement, the company has nominated Mr. Nilan for election to the class of directors whose term expires in 2002. However, as required by the merger agreement, Mr. Nilan has agreed to terminate his board membership as of the company's year 2000 annual meeting of shareholders. Except as described above, no person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the company.

     In the event that any such nominee is unable to serve or declines to serve for any reason, it is intended that proxies will be voted for the election of the balance of those nominees named and for such other persons as may be designated by the present board of directors. The board has no reason to believe that any of the persons named will be unable or unwilling to serve. Unless authority to vote for the directors is withheld, it is intended that the shares represented by the enclosed proxy card will be voted "FOR" the election of all nominees proposed by the board of directors.

     The board of directors recommends a vote "FOR" the election of all nominees named in this proxy statement.

Information with Respect to Nominees, Continuing Directors and Certain Executive Officers

     The following table sets forth, as of the Record Date, the names of nominees and continuing directors and the named executive officers (as defined below), their ages, a brief description of their recent business experience, including present occupations and employment, the year in which each became a director of Richmond County Savings and the year in which their terms (or, in the case of nominees, their proposed terms) as director of the company expire. This table also sets forth the amount of common stock and the percent thereof beneficially owned by each director, each named executive officer and all directors and officers as a group as of the Record Date.

                                                                                                 Amount and
                                                                                                  Nature of
                                                                                Expiration of     Beneficial       Ownership
Name and Principal Occupation at Present and for                 Director         Term as         Ownership        as a Percent
                Past Five Years                          Age     Since(1)         Director    (2)(3)(4)(5)(6)(7)   of Class(8)
--------------------------------------------------       ---     --------       ------------- ------------------   ------------
NOMINEES

William C. Frederick, M.D.                                71        1980            2002             82,424                *
   Surgeon in Staten Island, New York.

Maurice K. Shaw                                           60        1979            2002             82,750                *
   Retired Senior Vice President of Brooklyn Union
   Gas Co.
Patrick F. X. Nilan                                       69        1999            2002            327,349             1.04%
   Mr. Nilan served as Chairman of the Board of
   Bayonne Bancshares, Inc. and First Savings Bank
   of New Jersey, SLA from 1997 until Bayonne
   was acquired by Richmond County in March
   1999.  Prior to that time, Mr. Nilan had served as
   President and Chief Executive Officer of First
   Savings Bank of New Jersey, SLA from 1994
   until his retirement in 1997.

CONTINUING DIRECTORS

Michael F. Manzulli                                       58        1990            2000            426,657             1.36%
   Chairman of the Board and Chief Executive
   Officer of Richmond County and Richmond
   County Savings.  Mr. Manzulli is also a member
   of the board of directors of Peter B. Cannell &
   Co., Inc., an investment management firm
   located in New York City, and is a partner at the
   law firm of Lahr, Dillon, Manzulli, Kelley &
   Pennet, P.C.
Godfrey H. Carstens, Jr.                                  71        1973            2000             83,309                *
   Owner and President of Carstens Electrical
   Supply Co.
Robert S. Farrell                                         73        1973            2000             96,369                *
   President of H.S. Farrell, Inc., a building supply
   company.
James L. Kelley                                           57        1997            2001             90,063                *
   Partner of the law firm of Lahr, Dillon, Manzulli,
   Kelley & Penett, P.C.
T. Ronald Quinlan, Jr.                                    72        1978            2001             82,424                *
   Retired President of Quinlan Fuel Service.

                                                                                                 Amount and
                                                                                                  Nature of
                                                                                Expiration of     Beneficial       Ownership
Name and Principal Occupation at Present and for                 Director         Term as         Ownership        as a Percent
                Past Five Years                          Age     Since(1)         Director    (2)(3)(4)(5)(6)(7)   of Class(8)
--------------------------------------------------       ---     --------       ------------- ------------------   ------------

Anthony E. Burke                                          52       1997              2001         255,709               *
   President and Chief Operating Officer of
   Richmond County and Richmond County
   Savings.  Mr. Burke is also a member of the
   board of directors of Peter B. Cannell & Co.,
   Inc., an investment management firm located in
   New York City.   Mr. Burke was formerly a
   partner with the financial services industry group
   of Ernst & Young LLP.

NAMED EXECUTIVE OFFICERS
   (who are not also directors)

Thomas R. Cangemi                                         31         --                --         189,977               *
   Senior Vice President, Chief Financial Officer
   and Treasurer.  Mr. Cangemi is also a member of
   the board of directors of Peter B. Cannell & Co.,
   Inc., an investment management firm located in
   New York City.  Mr. Cangemi formerly held a
   variety of executive positions at publicly-traded
   companies, including financial institutions.

All directors and officers as a group (28 persons)        --         --                --       2,257,627            6.78%

__________________________
*   Does not exceed 1.0% of the company's voting securities.
(1) Includes years of service as a trustee of Richmond County.
(2) Each person effectively exercises sole (or shares with spouse or other immediate family members) voting or dispositive power as to shares reported.
(3) The figures shown include unvested shares of restricted stock awarded under the Richmond County Financial Corp. 1998 Stock-Based Incentive Plan (the "Richmond County Incentive Plan"), as follows: Mr. Frederick, 50,000 shares; Mr. Shaw, 50,000 shares; Mr. Nilan, 26,952 shares; Mr. Manzulli, 264,236 shares; Mr. Carstens, 50,000 shares; Mr. Farrell, 50,000 shares; Mr. Kelley, 50,000 shares; Mr. Quinlan, 50,000 shares; Mr. Burke, 158,541 shares; and Mr. Cangemi, 105,694 shares. For Mr. Nilan, the figure includes unvested shares of restricted stock awarded under the Richmond County Financial Corp. Stock Compensation Plan (formerly the "Bayonne Bancshares, Inc. 1998 Stock-Based Incentive Plan").
(4) All shares of restricted stock awarded under the Richmond County Incentive Plan as of the Record Date will vest annually on October 20/th/ in five equal installments. The first installment will vest on October 20, 1999, and all such shares will become fully vested on October 20, 2003. The shares of restricted stock granted to Mr. Nilan under the Richmond County Financial Corp. Stock Compensation Plan began vesting on April 27, 1999, and will continue to vest on each April 27/th/ until the shares become fully vested on April 27, 2003. Notwithstanding the foregoing the vesting of all such awards may accelerate under certain circumstances. Each participant has voting, but not dispositive, power as to these shares.
(5) The figures shown include shares held in trust pursuant to the ESOP (and in the case of Mr. Nilan, the First Savings Bank of New Jersey, SLA Employee Stock Ownership Plan formerly sponsored by Bayonne) that have been allocated, as of June 30, 1999, to individual accounts as follows: Mr. Manzulli, 2,169 shares, Mr. Burke, 2,169 shares; Mr. Cangemi, 2,033 shares; and Mr. Nilan, 13,995 shares; and all officers as a group, 51,053 shares. Such persons have sole voting power, but no investment power, except in limited circumstances, as to such shares.
(6) The figures shown include shares held in the trust of the Richmond County Savings 401(k) Plan (and in the case of Mr. Nilan, the 401(k) plan formerly sponsored by First Savings Bank of New Jersey, SLA) as to which each person identified has shared voting and investment power as follows: Mr. Manzulli, 12,135 shares; Mr. Burke, 1,304 shares; and Mr. Cangemi, 653 shares; and officers, as a group, 43,977 shares.
(7) The figures shown include shares of which the individuals have a right to acquire beneficial ownership by the exercise of stock options within 60 days of September 8, 1999 pursuant to the Richmond County 1998 Stock-Based Incentive Plan (and in the case of Mr. Nilan, the Bayonne Bancshares, Inc. 1998 Stock-Based Incentive Plan) as follows: Mr. Frederick, 26,424 shares; Mr. Shaw, 26,424 shares; Mr. Nilan, 8,740 shares; Mr. Manzulli, 132,118 shares; Mr. Carstens, 26,424 shares; Mr. Farrell, 26,424 shares; Mr. Kelley, 26,424 shares; Mr. Quinlan, 26,424 shares; Mr. Burke, 79,273 shares; and Mr. Cangemi, 52,848 shares.
(8) Percentages with respect to each person or group of persons have been calculated on the basis of 31,039,812 shares of Richmond County's common stock, the number of shares of the company's common stock outstanding and entitled to vote as of September 8, 1999, plus the number of shares of the company's common stock which such person or group of persons has the right to acquire within 60 days after the Record Date by the exercise of stock options.

Meetings of the Board of Directors and Committees of the Board of Directors

     The board of directors of Richmond County and Richmond County Savings conduct business through meetings of the board of directors and through the activities of their committees. The boards of directors of the company and the bank generally meet on a monthly basis and both may have additional meetings as needed. During the fiscal year ended June 30, 1999, the board of directors of the company held 16 meetings. The board of trustees of the bank held 13 meetings during fiscal 1999. All of the directors of the company attended at least 75% of the total number of the company's board meetings held and committee meetings on which such directors served during the fiscal year ended June 30, 1999. The board of directors of the company and bank maintain committees, the nature and composition of which are described below:

     Audit Committee. The Audit Committee of the company consists of Messrs. Farrell, Frederick, Nilan, Quinlan and Shaw, who are outside directors. The Audit and Examining Committee of the bank also consists of Messrs. Farrell, Frederick, Nilan, Quinlan and Shaw. These committees are responsible for the review of audit reports and management's actions regarding the implementation of audit findings and to review compliance with all relevant laws and regulations. The committees met four times in fiscal 1999.

     Nominating Committee. Richmond County's Nominating Committee for the 1999 annual meeting consists of all of the directors of the company. The committee considers and recommends the nominees for director to stand for election at the company's annual meeting of shareholders. The company's Certificate of Incorporation and bylaws provide for shareholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Corporate Secretary of the company. The shareholder's notice of nomination must contain all information relating to the nominee which is required to be disclosed by the company's bylaws and by the Exchange Act. See "Additional Information - Notice of Business to be Conducted at a Special or Annual Meeting." The Nominating Committee met two times in fiscal 1999.

     Compensation Committee. The Compensation Committee of the company consists of Messrs. Carstens, Farrell, Frederick and Shaw. This committee is responsible for all matters regarding compensation and fringe benefits for officers and employees of the company and the bank and meet on an as needed basis. See "Executive Compensation - Compensation Committee Report on Executive Compensation." The Compensation Committee of the company met four times in fiscal 1999.

Directors' Compensation

     Directors' Fees. For fiscal year 1999, outside directors of the company received an annual retainer of $15,000. No additional fees are paid for board or committee meetings attended. Outside directors of the bank are currently paid $1,400 per board meeting attended and $850 per committee meeting attended.

     Stock-Based Incentive Plan. On October 20,1998, each outside director (other than Mr. Nilan) was granted 50,000 shares of restricted stock ("stock awards") and non-statutory stock options, to purchase 132,118 shares of common stock, (collectively, the "directors' awards") under the Richmond County Incentive Plan. The directors' awards begin vesting in five equal annual installments on October 20,1999. The non-statutory stock option awards have exercise prices of $14.25. All options granted under the Richmond County Incentive Plan expire 10 years from the date of grant. In the event an outside director ceases service due to death or disability, all awards granted to the director under the plan will immediately vest or become exercisable and remain exercisable for a period of three years. The committee responsible for administering the Richmond County Incentive Plan may also accelerate the vesting of a director's awards in the event of retirement. Also, all directors' awards automatically become fully vested in the event of a change in control of the bank or the company. The awards held by Mr. Nilan were granted to him under the former Bayonne Bancshares, Inc. 1998 Stock-Based Incentive Plan (now in its amended form, the "Richmond County Financial Corp. Stock Compensation Plan") while he was serving on the board of directors of Bayonne Bancshares, Inc.

Executive Compensation

     The report of the Compensation Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except as to the extent that Richmond County specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     Compensation Committee Report on Executive Compensation. Under rules established by the SEC, Richmond County is required to provide certain data and information in regard to the compensation and benefits provided to the company's Chief Executive Officer and certain other executive officers of the company for the fiscal year ended June 30, 1999. The following discussion addresses compensation information relating to the Chief Executive Officer and executive officers of the company and the bank for fiscal 1999 and sets forth the joint report of the Compensation Committees of the company and the bank (collectively the "Compensation Committee"). The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee, at the direction of the board of directors, has prepared the following report for inclusion in this proxy statement.

     General Policy. The Compensation Committee has the responsibility to recommend to the board of directors the amount and composition of compensation paid to the executive officers. The board of directors has the responsibility to review the report of the Compensation Committee and act on its recommendations. It is the policy of the Compensation Committee to review executive compensation not less than annually and more often if it deems appropriate.

     For fiscal 1999, the Compensation Committee operated under a policy to structure executive compensation in a manner intended to limit the likelihood that current compensation would exceed the limits for deductibility prescribed by Section 162(m) of the Internal Revenue Code, as amended (the "Code"). This policy will continue to be operative for fiscal 2000. However, the Compensation Committee retains discretion to make future exceptions to this policy, and in determining whether to do so, the Compensation Committee may consider a number of factors, including Richmond County and Richmond County Savings tax position, the materiality of amounts likely to be involved and any potential ramifications of the loss of flexibility to respond to unforeseeable changes in circumstances.

     The Compensation Committee's goal is to utilize whatever means it considers necessary to obtain adequate and up-to-date information upon which to base its recommendations to the board of directors. The process which the committee utilized for fiscal 1999 stemmed from its use of the results of various compensation surveys prepared by independent consultants which were used to form the basis of the committee's compensation decisions for fiscal year 1998.

     Additionally, consistent with past practice, assessing the performance of the Chief Executive Officer and other executive officers of Richmond County and Richmond County Savings is an integral part of the committee's compensation determinations. The Chief Executive Officer evaluates the performance of all other executive officers and reports to the Compensation Committee. The Compensation Committee evaluates the performance of the Chief Executive Officer. The Compensation Committee then reports to the board of directors regarding the performance of the Chief Executive Officer and other executive officers. The committee also recommends to the board the compensation of each of the executive officers, including the Chief Executive Officer. Upon review of the Compensation Committee's recommendations, the board of directors sets all executive compensation. The Chief Executive Officer, a member of the board of directors, abstains from voting on matters related to his compensation.

     In 1999, the Compensation Committee made particular note of the executive officers' performance with regard to the company's acquisition of Bayonne and Ironbound Bankcorp, NJ. These acquisitions, which were completed in March 1999, were immediately accretive to earnings, fulfilled the company's goal of entering the New Jersey banking market, and increased the company's asset size from approximately $1.7 billion to approximately $2.5 billion.

     Further, in preparing its analysis with respect to comparative compensation data, the Compensation Committee considers characteristics of peer institutions such as asset size, off-balance sheet assets, earnings, type of business operations, corporate structure and geographic location. With respect to analyzing comparative data for individual executive officers at peer institutions, the Compensation Committee considers the scope and similarity of officer positions, experience and the complexity of individual officer responsibilities.

     COMPENSATION COMMITTEE CONSIDERATIONS FOR FISCAL 1999. Compensation for executive officers is generally composed of salary, bonus, participation in various employee benefit plans, such as the employee stock ownership plan, the 401(k) plan, and the pension plan sponsored by Richmond County Savings. Executive officers may also participate in the non-qualified deferred compensation plan sponsored by Richmond County upon designation by the board of directors. The benefits provided under the employee stock ownership plan, 401(k) plan, pension plan, and non-qualified deferred compensation plan are determined based on the executive's compensation and/or years of service with Richmond County Savings.

     In the past, Richmond County Savings participated in a number of compensation surveys with peer institutions. However, as discussed above, in an effort to ensure its competitiveness in the marketplace and in consideration of Richmond County Savings' conversion to a stock institution and the formation of Richmond County as a public company, the board of directors engaged the services of two outside consultants, Hay Group and William M. Mercer, Incorporated for various projects related to executive compensation for fiscal year 1998. The Compensation Committee utilized the findings and reports of both Hay and Mercer in determining executive compensation for fiscal 1998. These compensation levels served as the foundation for the compensation levels established for fiscal year 1999.

     Hay's report included an assessment of internal equity among certain officer positions and compared the compensation components related to these positions with the compensation practices of peer institutions selected by Hay. The report set forth the methodology utilized for the selection of the peer group, a recommended philosophy of compensation and recommended compensation ranges and adjustments for executive officer positions.

     Mercer's report also included an analysis of the compensation of certain executive officers in relation to the compensation practices of peer institutions selected by Mercer. Mercer's report, which was prepared in connection with Richmond County Savings' conversion, also included an opinion as to the reasonable range of compensation for each position reviewed, including the position of Chief Executive Officer.

     In 1998, after considering information in both reports, including recommendations made by Hay, together with the performance of Richmond County Savings and the executive officers, the Compensation Committee recommended to the board of directors compensation levels for executive officers, including salary and bonus, within the range found reasonable by Mercer. The board of directors approved the recommendation of the Compensation Committee.

     The fiscal 1998 compensation levels continued until the beginning of Richmond County's third fiscal quarter in 1999. In February 1999, the committee solicited and received a compilation of its peers' executive compensation from the "SNL Executive Compensation Review 1998 for Thrift Institutions" and from reports these institutions filed with the SEC. Based on this peer analysis, in conjunction with the other factors described in this section, the executive officers' salaries were modified so that they better reflected the salaries commanded in the company's market.

     COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. After taking into consideration the factors discussed above, including compensation surveys and the overall qualitative performance of the Chief Executive Officer in managing Richmond County during fiscal 1999 (including his efforts related to Richmond County's acquisition of Bayonne and Ironbound) the Compensation Committee also recommended to the board of directors a level of salary and bonus for the Chief Executive Officer within the range found reasonable by Mercer in 1998 as modified to reflect the levels of executive compensation of Richmond County's peers as reported in the SNL Review for 1998 and as reported in those companies' SEC filings. The compensation of the Chief Executive Officer for fiscal 1999 was not determined using any specific formula nor did his compensation relate to specific performance criteria. The board approved the recommendations made by the Compensation Committee regarding the Chief Executive Officer's compensation.


             The Compensation Committee of the Board of Directors
                              of Richmond County

          Godfrey H. Carstens, Jr.                 Robert S. Farrell

          William C. Frederick, M.D.               Maurice K. Shaw

     Stock Performance Graph. The following graph shows a comparison of total shareholder return on Richmond County's common stock, based on the market price of the common stock with the cumulative total return of companies on the Nasdaq National Market and the Nasdaq Market Bank Stock Index for the period beginning on February 18, 1998, the day the company's common stock began trading, through June 30, 1999. The graph was derived from a limited period of time and, as a result, may not be indicative of possible future performance of Richmond County's common stock. The data were supplied by Media General Financial Services.

                           Comparative Total Returns
         Richmond County Financial Corp., The Nasdaq Market Index and
                      the MG Index For Savings and Loans


                             [GRAPH APPEARS HERE]

                                    Summary

------------------------------------------------------------------------------------------------------------
                                        02/18/98  03/31/98  06/30/98  09/30/98  12/31/98  03/31/99  06/30/99
                                        --------  --------  --------  --------  --------  --------  --------
Richmond Country Financial Corp.         100.00    117.62    114.86    92.52      99.53     92.26    120.53
Nasdaq Market Index                      100.00    102.90    105.55    95.13     123.67    138.17    150.34
MG Index For Savings and Loans           100.00    105.68    101.70    79.68      87.11     88.12     86.77

Notes:
     A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
     B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
     C. If the monthly interval, based on the fiscal year-end is not a trading day, the preceding trading day is used.
     D. The index level for all series was set to 100.00 on February 18 1998, the first day of trading for Richmond County Financial Corp. common stock.
------------------------------------------------------------------------------------------------------------

     Summary Compensation Table. The following table shows, for the years ended June 30, 1999, 1998 and 1997, the cash compensation paid, as well as certain other compensation paid or accrued for that year to the Chief Executive Officer of Richmond County and Richmond County Savings and all other executive officers employed at the end of the fiscal year by the company and the bank who earned and/or received salary and bonus in excess of $100,000 in fiscal year 1999 ("named executive officers").

                                                                                              Long-Term
                                                                                             Compensation
                                                                                       ----------------------------
                                                   Annual Compensation                         Awards
                                         ------------------------------------------    ----------------------------
                                                                                                         Securities
                                                                         Other          Restricted       Underlying
                                                                         Annual           Stock           Options/       All Other
       Name and Principal            Fiscal                            Compensation       Awards           SARs        Compensation
           Positions                 Year      Salary($)    Bonus($)       ($)(1)          ($)(2)          (#)(3)          ($)(4)
-------------------------------     -------    ---------   ---------   ------------    -------------     -----------  -------------
Michael F. Manzulli                  1999       $456,346     $90,000        $ --          $3,765,363         660,589      $ 77,696
Chairman of the Board and Chief      1998        391,724      40,000          --                  --              --        42,729
Executive Officer of Richmond        1997        324,416          --          --                  --              --        26,980
County and Richmond County
Savings

Anthony E. Burke                     1999       $319,423     $75,000        $ --          $2,259,209         396,353      $ 42,779
President and Chief Operating        1998        200,992(5)       --          --                  --              --            --
Officer of Richmond County and
Richmond County Savings

Thomas R. Cangemi                    1999       $167,308     $70,000        $ --          $1,506,140         264,236      $ 35,881
Senior Vice President, Chief         1998        102,115(5)       --          --                  --              --            --
Financial Officer of Richmond
County and Richmond County
Savings

___________________________________
(1) For fiscal 1999, there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation;
     (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.
(2) Includes stock awards of 264,236, 158,541 and 105,694 shares granted to Messrs. Manzulli, Burke and Cangemi, respectively, under the Richmond County Incentive Plan. The awards will vest in five equal annual installments commencing on October 20, 1999, the first anniversary of the effective date of the awards. When shares become vested and are distributed, the recipients will also receive an amount equal to accumulated cash and stock dividends (if any) with respect thereto, plus earnings thereon. All awards vest immediately upon termination of employment due to death, disability, or following change in control. The vesting of awards may also be accelerated upon retirement. As of June 30, 1999, the market value of the shares held by Messrs. Manzulli, Burke and Cangemi was $5,086,543, $3,051,915 and $2,034,610, respectively. The dollar amounts set forth in the table represent the market value of the shares awarded on the date of grant.
(3) Includes stock options granted to Messrs. Manzulli, Burke, and Cangemi, respectively, pursuant to the Richmond County Incentive Plan during fiscal 1999. See "Option Grants in Last Fiscal Year" table for discussion of options granted under the Richmond County Incentive Plan.
(4) Other compensation includes matching contributions of $4,361, $6,352 and $3,231 to the bank's 401(k) plan for Messrs. Manzulli, Burke and Cangemi, respectively, for fiscal 1999, and $4,314 for Mr. Manzulli for fiscal 1998. Other compensation also includes $34,827, $34,827 and $32,650 representing the value of shares allocated to the accounts of Messrs. Manzulli, Burke and Cangemi, respectively, under the ESOP, respectively, as of December 31, 1998. Other compensation also includes employer contributions of $37,500 and $37,480 credited under the bank's supplemental executive retirement plan for Mr. Manzulli for fiscal 1999 and 1998 respectively, and an automobile allowance for Messrs. Manzulli and Burke of $1,008 and $1,600, respectively, for fiscal 1999.
(5) Mr. Burke and Mr. Cangemi were both hired in October 1997 at an annual salary of $290,000 and $150,000, respectively.

                           Compensation Arrangements

     Employment Agreements. Effective February 18, 1998, and as amended on September 21, 1999, Richmond County entered into employment agreements (collectively, the "employment agreement(s)") with Messrs. Manzulli, Burke and Cangemi (individually, the "executive"). The employment agreements are intended to ensure that the company will be able to maintain a stable and competent management base. The continued success of the company depends to a significant degree on the skills and competence of Messrs. Manzulli, Burke and Cangemi.

     The employment agreements provide for a five-year term. The terms of the employment agreements will be extended on a daily basis unless written notice of non-renewal is given by the board of directors. The employment agreements provide that the executive's base salary will be reviewed annually. In addition to the base salary, the employment agreements provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to similarly situated executive personnel.

     The employment agreements provide for termination for cause as defined in the agreements at any time. If the bank or the company chooses to terminate the executive's employment for reasons other than for cause, or in the event of the executive's resignation from the bank and the company upon:

     . failure to re-elect or re-appoint the executive to his current offices, unless consented to by the executive;

     . a material change in the executive's functions, duties or responsibilities, unless consented to by the executive;

     . relocation of the executive's principal place of employment by more than 25 miles from its location as of the date of the employment agreement, unless consented to by the executive;

     . a reduction in the benefits and perquisites being provided to the executive under the employment agreement, unless consented to by the executive;

     .    liquidation or dissolution of the bank or the company; or

     . a breach of the employment agreement by the bank or the company (collectively referred to as an "event of termination"),

the executive or, in the event of death, his beneficiary would be entitled to receive an amount equal to the remaining base salary payments due to the executive for the remaining term of the employment agreement and the contributions that would have been made on the executive's behalf to any employee benefit plan of the bank or the company during the remaining term of the employment agreement. The company would also continue and pay for the executive's life, medical, health, dental and disability coverage for the remaining term of the employment agreement. Upon termination of the executive's employment due to an event of termination, the executive is subject to a covenant not to compete with the company or the bank for one year.

     Under the employment agreements, if a change in control of the bank or the company occurs (as defined in the employment agreements), upon executive's subsequent termination of employment due to dismissal, voluntary resignation for any reason within 60 days of a change in control or resignation following any demotion, loss or title, office or significant authority or responsibility, reduction in annual compensation or benefits or relocation of principal place of business more than 25 miles from his location prior to a change in control, the executive or, in the event of the executive's death, his beneficiary, would be entitled to a severance payment equal to the greater of: (1) the payments due for the remaining terms of the employment agreement; or (2) five times the executive's annual compensation for the most recently completed year. The company would also continue the executive's life, health, and disability coverage for 60 months.

     The employment agreements also provide that the company will compensate the executive for excise taxes imposed on any "excess parachute payments," as defined under section 280G of the Code, made under the agreements or otherwise, and any additional income and excise taxes imposed as a result of such compensation. All reasonable costs and legal fees paid or incurred by the executive pursuant to any dispute or question of interpretation relating to the employment agreements shall be paid by the company if the executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The employment agreements also provide that the company will indemnify the executive to the fullest extent allowable under Delaware law.

     The bank has also entered into employment agreements with Messrs. Manzulli, Burke and Cangemi (the "bank employment agreements"). The bank employment agreements are substantially similar in terms to the agreement each has with Richmond County. Notwithstanding that both agreements may provide for similar payments and benefits, no executive is entitled to receive duplicative payments and benefits.

     In the event of a change in control of the bank or the company, the total amount of payments due under the employment agreements for Messrs Manzulli, Burke and Cangemi, based solely on cash compensation paid to the officers who will receive employment agreements over the past five fiscal years and excluding any benefits under any employee benefit plan which may be payable, would be approximately $6.5 million.

                       Option Grants in Last Fiscal Year

                                                                                    Potential Realizable
                                                                                     Value At Assumed
                                                                                      Annual Rates of
                                                                                        Stock Price
                                                                                      Appreciation for
                              Individual Grants                                         Options(1)
---------------------------------------------------------------------------------   --------------------
                        Number of
                         Securities      % Of Total
                        Underlying      Options/SaRs       Exercise or
                         Options/        Granted To        Base Price
                      Sars Granted      Employees In          Per      Expiration
       Name             (#)(2)(3)(4)    Fiscal Year(5)        Share     Date(6)        5%        10%
-------------------   --------------    --------------     ----------- ----------   --------   ---------
Michael F. Manzulli       660,589           25%              $14.25     10/20/08    $470,670   $941,340
Anthony E. Burke          396,353           15%              $14.25     10/20/08    $282,402   $564,803
Thomas R. Cangemi         264,236           10%              $14.25     10/20/08    $188,269   $376,536

________________________________
(1) The amounts represent certain assumed rates of appreciation. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the future performance of the common stock and overall stock market conditions. There can be no assurance that the amounts reflected in this table will be realized.
(2) Options granted pursuant to the Richmond County Incentive Plan are exercisable in five equal annual installments commencing on October 20, 1999, provided, however, options will be immediately exercisable upon a change in control and in the event the optionee terminates employment due to death or disability. Options may also become immediately exercisable upon retirement, at the Compensation Committee's discretion.
(3)  The purchase price may be made in whole or in part in cash or common stock.
(4) Options are intended to be incentive stock options to the extent permissible under Section 422 of the Code.
(5)  Includes options granted to officers, directors and employees.
(6)  The option term is 10 years from the date of grant.

     The following table provides certain information with respect to the number of shares of common stock represented by outstanding options held by the named executive officers as of June 30, 1999. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year end price of the common stock.

                       Fiscal Year-End Option/SAR Value

                                                            Value of
                                 Number                    Unexercised
                             of Securities                in-the-money
                         Underlying Unexercised           Options/SARs
                              Options/SARs                at Fiscal Year-
     Name                At Fiscal Year-End(#)(1)          End($)(2)(3)
-------------------    --------------------------  --------------------------
                       Exercisable  Unexercisable  Exercisable  Unexercisable
                       -----------  -------------  -----------  -------------
Michael F. Manzulli        132,118        528,471     $660,590     $2,642,355
Anthony E. Burke            79,271        317,082     $396,355     $1,585,410
Thomas R. Cangemi           52,847        211,389     $264,235     $1,056,945

____________________________________
(1) The options in this table have an exercise price of $14.25.
(2) The price of Richmond County's common stock on June 30, 1999 was $19.25.
(3) Based on the market value of the underlying common stock at fiscal year end, minus the exercise price.

     Retirement Plan. Richmond County Savings sponsors the Retirement Plan of Richmond County Savings Bank in RSI Retirement Trust to provide retirement benefits for eligible employees. However, the accrual of benefits under the retirement plan have been frozen as of April 1, 1999. The table below reflects the pension benefit payable, and any payment due under the Supplemental Executive Retirement Plan, discussed below, to a participant assuming various levels of earnings and years of service. The amounts of benefits paid under the retirement plan are not reduced for any social security benefit payable to participants. As of June 30, 1999, Messrs. Manzulli, Burke and Cangemi had credited years of service of 6, 1 and 1 years, respectively.

                             Years of Benefit Service
Final Average    ---------------------------------------------
Compensation         15        20       25       30       35
-------------    ---------  -------  -------  -------  -------
  $ 50,000         $12,525  $16,700  $20,875  $25,050  $ 29,225
  $100,000          26,775   35,700   44,625   53,550    62,475
  $150,000          41,025   54,700   68,375   82,050    95,725
  $200,000          43,875   58,500   73,125   87,750   102,375
  $250,000          43,875   58,500   73,125   87,750   102,375
  $300,000          43,875   58,500   73,125   87,750   102,375
  $350,000          43,875   58,500   73,125   87,750   102,375
  $400,000          43,875   58,500   73,125   87,750   102,375
  $450,000          43,875   58,500   73,125   87,750   102,375
  $500,000          43,875   58,500   73,125   87,750   102,375
  $550,000          43,875   58,500   73,125   87,750   102,375

_________________________
(1) The compensation utilized for formula purposes includes the salary reported in the "Summary Compensation Table."
(2) The maximum amount of annual compensation which can be considered in computing benefits under Section 401(a)(17) of the Code, is $160,000 for plan years beginning on or after January 1, 1998.


Supplemental Executive Retirement Plan.

     The company sponsors the Richmond County Financial Corp. Supplemental Executive Retirement Plan (the "SERP"), a non-qualified deferred compensation plan that benefits certain individuals designated by the board of directors from time to time. The SERP combines the form of the two non-qualified deferred compensation plans previously maintained by Richmond County Savings and provides eligible individuals with benefits that Richmond County and Richmond County Savings would have provided to the individual under the tax-qualified Retirement Plan, ESOP, and 401(k) Plan sponsored by Richmond County and Richmond County Savings, but that it cannot provide under such plans as a result of certain limitations imposed by the Code. Currently, Messrs. Manzulli and Burke participate in the SERP. However, Mr. Burke does not participate in the SERP with respect to benefits provided in connection with the Retirement Plan.

     In addition to providing for benefits lost under the Retirement Plan, ESOP, and 401(k) Plan as a result of these limitations, the SERP also provides benefits to designated individuals who retire, who terminate employment in connection with a change in control, or whose participation in the ESOP ends due to termination of the ESOP in connection with a change in control before the complete scheduled repayment of the ESOP loan. Generally, upon such an event, the SERP provides the individual with a benefit equal to what the individual would have received under the ESOP had he remained employed throughout the scheduled term of the ESOP loan less the benefits actually provided on his behalf under the ESOP.

     In addition, as a result of the freezing of the Retirement Plan, the SERP provides a benefit equal to the actuarial equivalent of the benefit the participant would have accrued under the Retirement Plan from the date the plan was frozen through his normal retirement date had the plan not been frozen. However, this "Pension Restoration Benefit" has been determined as a fixed amount and will accrue earnings in accordance with the "investment" alternatives available under the plan.

     SERP benefits, other than the Pension Restoration Benefit, generally become payable at the same time and in the same form as the benefits under the corresponding tax-qualified plan. The Pension Restoration Benefit becomes payable at the same time as the SERP benefit related to the 401(k) Plan and will be paid in a lump sum or installments, as elected by the participant.

Transactions With Certain Related Persons

     Richmond County Savings' policies do not permit it to make loans to any of its or Richmond County's directors, with the exception of first mortgages on primary residences. Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of Richmond County's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the board of directors.

     Richmond County Savings currently makes loans to its executive officers on the same terms and conditions offered to the general public. The bank's policy provides that all loans made by Richmond County to its executive officers be made in the ordinary course of business, on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other persons and may not involve more than the normal risk of collectibility or present other unfavorable features.

     Richmond County intends that all transactions between the company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the company than could have been obtained by it in arms-length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the company not having any interest in the transaction.

     During fiscal year 1999, Michael F. Manzulli, Chairman of the Board and Chief Executive Officer of Richmond County and Richmond County Savings, and James L. Kelley, one of the directors of Richmond County and Richmond County Savings, were partners of the law firm of Lahr, Dillon, Manzulli, Kelley & Pennet, P.C. During that time, Lahr, Dillon, Manzulli, Kelley & Pennet, P.C. furnished Richmond County Savings with certain legal services.

          Proposal 2. Approval of The Richmond County Financial Corp.
                            Stock Compensation Plan
     (formerly referred to as  the "Bayonne Bancshares, Inc. 1998 Stock-Based
                               Incentive Plan")

     The board of directors of Richmond County is presenting for shareholder approval the Richmond County Financial Corp. Stock Compensation Plan (formerly referred to as the "Bayonne Bancshares 1998 Stock-Based Incentive Plan"), as amended and restated. The plan was originally approved by shareholders of Bayonne Bancshares, Inc. in 1998. Richmond County assumed the former Bayonne plan in connection with its acquisition of Bayonne in March 1999. Last year, Richmond County's shareholders approved a similar plan, the Richmond County Financial Corp. 1998 Stock-Based Incentive Plan. We are asking you to approve the plan, as amended, so that its terms and conditions are substantially similar to the Richmond County Plan you approved last year. This will allow us to treat all of our directors, officers and employees equally, including those who came to us through our two acquisitions. In addition, we want to be able to use the available stock under the former Bayonne plan for all of our directors, officers and employees.

     Both plans provide for the award of restricted stock and stock options to directors, officers and employees. At the time Richmond County assumed the Bayonne plan there remained 127,816 shares reserved for restricted stock awards and 324,787 shares for the granting of stock option awards under the plan. The shares subject to outstanding awards as of the date of the acquisition remain available for issuance in connection with the corresponding prior grants. The purpose of the plan is to attract and retain qualified personnel in key positions, provide officers, employees and non-employee directors of Richmond County and Richmond County Savings with a proprietary interest in the company as an incentive to contribute to its success, promote the attention of management to other shareholders' concerns and reward employees for outstanding performance. To these ends, the company is seeking to ensure the availability of stock-based compensation afforded by this plan. Accordingly, the board of directors believes it is in the company's and your best interest that the board be authorized to use the stock and stock option awards available under the former Bayonne plan for Richmond County's and Richmond County Savings' directors, officers and employees. Approval of the Richmond County Financial Corp. Stock Compensation Plan that amends the former Bayonne plan will provide the Richmond County board with this authority.

     Additionally, there exists certain differences between the provisions of the former Bayonne plan and the plan that Richmond County's shareholders adopted last year. The board amended the former Bayonne plan on July 12, 1999, so that its terms correspond with those of the plan you approved last year. These amendments:

     . provide for the acceleration of vesting of restricted stock awards and stock option awards in the event of a change in control of Richmond County or Richmond County Savings;

     . provide the committee administering the plan with the discretion to accelerate the vesting of restricted stock awards and stock option awards upon a recipient's retirement;

     . remove certain vesting limitations that applied to Bayonne but do not apply to Richmond County; and

     . change the name of the plan to the Richmond County Financial Corp. Stock Compensation Plan in order to reflect the assumption of the plan by Richmond County pursuant to its acquisition of Bayonne in March.

     We are asking you to approve these amendments. A copy of this plan accompanies this document as Annex A. Descriptions or summaries of the terms of the plan are qualified in their entirety by the complete provisions found in Annex A.

General

     The Richmond County Financial Corp. Stock Compensation Plan (formerly referred to as the "Bayonne Bancshares, Inc. 1998 Stock-Based Incentive Plan") authorizes the granting of options to purchase common stock, awards of common stock and limited rights (collectively, "awards"). Subject to certain adjustments to the awards, as specified in section 15 of the plan, to prevent dilution, diminution or enlargement of the rights of the participant, the maximum number of shares available for awards under the plan is 715,771 shares. The maximum number of shares authorized for purchase pursuant to the exercise of stock options which may be granted under the plan is 511,264 shares. The maximum number of shares authorized for the award of restricted stock is 204,506 shares. At June 30, 1999, stock options had been granted to purchase 211,477 shares of stock to participants, and restricted stock awards totaling 76,689 shares of common stock had been awarded to participants under the plan. All officers, other employees and non-employee directors of the company and its affiliates are eligible to receive awards under the plan. The plan is administered by a committee. Authorized but unissued shares or shares previously issued and reacquired by the company may be used to satisfy awards under the plan.

     The plan authorizes the grant of awards in the form of:

     . options to purchase the company's common stock intended to qualify as incentive stock options under Section 422 of the Code (options which afford certain tax benefits to the recipients upon compliance with certain conditions and which do not result in tax deductions to the company), referred to as "incentive stock options" or "ISOs";

     . options that do not so qualify (options which do not afford certain income tax benefits to recipients, but which may provide tax deductions to the company), referred to as "non-statutory stock options" or "NSOs";

     . stock awards, which provide a grant of common stock that may vest over time; and

     . limited rights which are exercisable only in the event of a change in control.

Stock Options

     The administering committee has the discretion to award incentive stock options or non-statutory stock options to employees, while only non-statutory stock options may be awarded to non-employee directors. Under the plan, the committee has the authority to determine the date or dates on which each stock option will become exercisable. In order to qualify as incentive stock options under Section 422 of the Code, the exercise price must not be less than 100% of the fair market value on the date of the grant. Incentive stock options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying common stock on the date of the grant. The exercise price may be paid in cash or in common stock at the discretion of the committee. See "Payment Alternatives" and "Method of Option Exercise."

     Unless otherwise determined by the committee, upon termination of a participant's service for any reason other than death, disability, retirement or termination for cause, the vested incentive stock options and non-statutory stock options shall be exercisable for a period of three months following termination. The committee, in its discretion, may determine the time frame in which options may be exercised and may redesignate incentive stock options as non-statutory stock options. In the event of termination for cause, all rights to any stock options granted under the plan shall expire immediately upon termination. If a participant's service is terminated for death or disability all stock options held by the participant vest and shall be exercisable for up to one year from the date of such termination of service. As a result of the amendments to the plan, the committee has the discretion to permit the acceleration of the vesting of stock options following the retirement of a participant as well. Following retirement, a participant, has one year to exercise his stock options; provided that incentive stock options not exercised within three months from the participant's retirement date shall be redesignated as non-statutory stock options. The plan now provides that in the event of a change in control of Richmond County or Richmond County Savings', stock options will become fully vested and shall be exercisable for the term of the stock option; provided that incentive stock options not exercised within three months of an individual's termination of employment shall be redesignated as non-statutory stock options.

Stock Awards

     The plan also authorizes the granting of stock awards to employees and directors. The committee has the authority to determine the dates on which stock awards granted will vest. The plan now provides that all stock award grants immediately vest in the event of a change in control or following termination of service due to death or disability. In addition, the committee has the discretion to permit stock awards to vest immediately following the termination of service of a participant due to retirement. Under the plan, the vesting of stock awards may also be made contingent upon the attainment of certain performance goals by the company, bank or grantee, which performance goals, if any, would be established by the committee.

     Stock awards are generally nontransferable and nonassignable as provided in the plan. The committee has the power, under the plan, to permit transfers. When stock awards are distributed in accordance with the plan, the recipients will also receive amounts equal to accumulated cash and stock dividends (if any) with respect thereto plus earnings thereon minus any required tax withholding amounts. Prior to vesting, recipients of stock awards may direct the voting of shares of common stock granted to them and held in the trust. Shares of common stock held by the plan trust which have not been allocated or for which voting has not been directed are voted by the trustee in the same proportion as the awarded shares are voted in accordance with the directions given by all recipients of stock awards.

Limited Rights

     Limited rights are related to specific options granted and become exercisable in the event of a change in control of Richmond County or Richmond County Savings. Upon exercise, the optionee will be entitled to receive in lieu of purchasing the stock underlying the option, a lump sum cash payment equal to the difference between the exercise price of the related option and the fair market value of the shares of common stock subject to the option on the date of exercise of the right less any applicable tax withholding.

Tax Treatment

     Stock Options. An optionee will generally not recognize taxable income upon grant or exercise of any incentive stock option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the stock option and two years after the date of grant of the stock option. If the holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share stock option exercise price and the fair market value of the common stock is recognized as income taxable at long-term capital gains rates. No compensation deduction may be taken by the company as a result of the grant or exercise of incentive stock options, assuming those holding periods are met. In the case of the exercise of a non-statutory stock option, an optionee will recognize ordinary income in an amount equal to the aggregate amount by which the per share exercise price is exceeded by the fair market value of the common stock. In the event shares received through the exercise of an incentive stock option are disposed of prior to the satisfaction of the holding periods (a "disqualifying disposition") the optionee will recognize ordinary income equal to the lesser of (1) the difference between the fair market value of the stock upon exercise and the exercise price or (2) the excess of the amount realized upon the disposition and the exercise price. If a non-statutory stock option is exercised during a period that would subject the optionee to liability under
Section 16(b) of the Exchange Act (i.e., within six months of the date of grant), the optionee will not be deemed to have recognized income until such period of liability has expired, unless the optionee makes an election under
Section 83(b) of the Code. The amount of any ordinary income recognized by an optionee upon the exercise of a non-statutory stock option or due to a disqualifying disposition will be a deductible expense of the company for tax purposes.

     Stock Awards. When shares of common stock, as stock awards, are distributed, the recipient will recognize ordinary income equal to the fair market value of such shares as of the date of distribution plus any dividends and earnings on such dividends and the company is permitted a commensurate compensation expense deduction for income tax purposes.

Payment Alternatives

     The committee has the sole discretion to determine what form of payment it shall use in distributing payments for all awards. If the committee requests any or all participants to make an election as to form of payment, it shall not be considered bound by the election. Any shares of common stock tendered in payment of an obligation arising under the plan or applied to any tax withholding amounts shall be valued at the fair market value of the common stock. The committee may use treasury stock, authorized but unissued stock or may direct the market purchase of shares of common stock to satisfy its obligations under the plan.

Method of Option Exercise

     The committee has the sole discretion to determine the form of payment for the exercise of a stock option. The committee may indicate acceptable forms in each optionee's award agreement covering such options or may reserve its decision to the time of exercise. No stock option is to be considered exercised until payment in full is accepted by the committee.

Amendment

     The board of directors may generally amend the plan in any respect, at any time, subject to certain prohibitions established by law or the terms of the plan itself.

Non-transferability

     An award of stock options or stock awards under the plan shall not be transferable by a participant other than by will or the laws of intestate succession or pursuant to a domestic relations order. With consent of the committee, a participant may permit transferability or assignment of a non-statutory stock option or stock award for valid estate planning purposes as permitted under the Code or Rule 16b-3 under the Exchange Act and a participant may designate a person or his or her estate, beneficiary of any stock option or stock award which the participant would then be entitled, in the event of the death of the employee.

Adjustments

     In the event of any change in the outstanding shares of common stock of the company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the company, or in the event a capital distribution is made, the company may make such adjustments to previously granted awards, to prevent dilution, diminution or enlargement of the rights of the award holder. All awards under this plan shall be binding upon any successors or assigns of the company.

New Plan Benefits

     As of the date of this proxy statement, no determination had been made regarding the granting of awards under the Richmond County Financial Corp. Stock Compensation Plan.

Shareholder Vote

     Shareholders are being requested to approve the plan as amended and restated. The affirmative vote of a majority of the votes cast by Richmond County shareholders at the annual meeting on this proposal is required to approve the plan, as amended.

     The board of directors has determined it to be in the best interest of the company, its shareholders and its employees that the Richmond County Financial Corp. Stock Compensation Plan be approved as amended and restated and that the board have the authority to grant restricted stock awards and stock option awards in accordance with the terms of the plan.

     Unless marked to the contrary, the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the approval of the Richmond County Financial Corp. Stock-Based Incentive Plan.

     The board of directors recommends that you vote "FOR" the approval of the Richmond County Financial Corp. Stock Compensation Plan.

                   Proposal 3.  Ratification of Appointment
                            of Independent Auditors

     Richmond County's independent auditors for the fiscal year ended June 30, 1999, were Ernst & Young LLP. The company's board of directors has reappointed Ernst & Young LLP to continue as independent auditors for the bank and the company for the fiscal year ending June 30, 2000, subject to ratification of such appointment by the shareholders.

     Representatives of Ernst & Young LLP will be present at the annual meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the annual meeting.

     Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted "FOR" ratification of the appointment of Ernst & Young LLP as the independent auditors of Richmond County.

     The board of directors recommends that you vote "FOR" ratification of the appointment of Ernst & Young LLP as the independent auditors of Richmond County.


                            Additional Information

Shareholder Proposals

     To be considered for inclusion in the company's proxy statement and form of proxy relating to the 2000 annual meeting of shareholders, presently anticipated to be held on November 2, 2000, a shareholder proposal must be received by the Secretary of the company at the address set forth on the Notice of annual meeting of shareholders not later than May 26, 2000. Any such proposal will be subject to 17 C.F.R. Section 240.14a-8 of the Rules and Regulations under the Exchange Act.


Notice of Business to be Conducted at a Special or Annual Meeting

     Richmond County's bylaws set forth the procedures by which a shareholder may properly bring business before a meeting of shareholders. Pursuant to the bylaws, only business brought by or at the direction of the board of directors may be conducted at an annual meeting. The bylaws provide an advance notice procedure for a shareholder to properly bring business before an annual meeting. The shareholder must give written advance notice to the Secretary of the company not less than 90 days before the date originally fixed for such meeting; provided, however, that in the event that less than 100 days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the date on which the company's notice to shareholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by shareholders must include the shareholder's name and address, as they appear on the company's record of shareholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the company's capital stock that are beneficially owned by such shareholder and any material interest of such shareholder in the proposed business. In the case of nominations to the board of directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the company to include in its proxy statement or the proxy relating to any annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

Other Matters Which May Properly Come Before the Meeting

     The board of directors knows of no business which will be presented for consideration at the annual meeting other than as stated in the notice of annual meeting of shareholders. If, however, other matters are properly brought before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Whether or not you intend to be present at the annual meeting, you are urged to return your proxy card promptly. If you are then present at the annual meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the annual meeting. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the annual meeting.

     A copy of the Form 10-K (without exhibits) for the fiscal year ended June 30, 1999, as filed with the SEC, will be furnished without charge to shareholders of record upon written request to Diane L. DeLillo, Richmond County Financial Corp., 1214 Castleton Avenue, Staten Island, New York 10310.

                                    By Order of the Board of Directors


                                    /s/ Diane L. DeLillo
                                    Diane L. DeLillo, Esq.
                                    Corporate Secretary


Staten Island, New York
September 23, 1999


            You are cordially invited to attend the annual meeting in
             person. Whether or not you plan to attend the annual meeting, you are requested to sign, date and promptly return the accompanying proxy card in the enclosed postage-paid envelope.

                                                                         ANNEX A

                        RICHMOND COUNTY FINANCIAL CORP.
                            STOCK COMPENSATION PLAN


1.   INTRODUCTION.
     ------------

     On March 27, 1998, the shareholders of Bayonne Bancshares, Inc. approved the Bayonne Bancshares, Inc. 1998 Stock-Based Incentive Plan and the plan became effective as of that date. On March 22,1999, Richmond County Financial Corp. and its subsidiaries acquired Bayonne Bancshares, Inc. and its subsidiaries. In connection with the acquisition and pursuant to the terms of the Amended and Restated Merger Agreement by and between Richmond County Financial Corp. and Bayonne Bancshares, Inc. (the "Merger Agreement"), Richmond County Financial Corp. assumed sponsorship of the Bayonne Bancshares, Inc. 1998 Stock-Based Incentive Plan and agreed to honor outstanding grants previously made under the plan. On July 12, 1999, the Board of Directors of Richmond County Financial Corp. amended and restated the plan as the Richmond County Financial Corp. Stock Compensation Plan (the "Plan"). At a meeting of shareholders on October 28, 1999, Richmond County Financial Corp. asked its shareholders to approve the Plan, as amended and restated, so that the stock awards and stock option awards available under the Plan may be allocated to the Richmond County Financial Corp. and Richmond County Savings Bank directors, officers and employees, and so that the Plan's terms correspond with the terms of a similar Richmond County Financial Corp. plan approved by Richmond County's shareholders in 1998.

2.   DEFINITIONS.
     -----------

     (a) "Affiliate" means any "subsidiary corporation" of the Holding Company, as such term is defined in Section 424(f) of the Code.

     (b) "Award" means, individually or collectively, a grant under the Plan of Non-Statutory Stock Options, Incentive Stock Options, Limited Rights and Stock Awards.

     (c) "Award Agreement" means an agreement evidencing and setting forth the terms of an Award.

     (d) "Bank" means Richmond County Savings Bank, successor to First Savings Bank of New Jersey, SLA.

     (e) "Board of Directors" means the board of directors of the Holding
Company.

     (f) "Change in Control" of the Holding Company or the Bank means an event of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to
Section 12 or 15(d) of the Exchange Act; or (ii) results in a "change in control" of the Bank or the Holding Company within the meaning of the Change in Bank Control Act and the Rules and Regulations promulgated by the Federal Deposit Insurance Corporation ("FDIC") at 12 C.F.R. Section 303.4(a), with respect to the Bank, and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), with respect to the Holding Company; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding voting securities or right to acquire such securities except for any voting securities of the bank purchased by the Holding Company and any voting securities purchased by any employee benefit plan of the Holding Company or its Affiliates, or (B) individuals who constitute the Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the

Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by a Nominating Committee solely composed of members which are Incumbent Board members, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs or is effectuated in which the Bank or Holding Company is not the resulting entity, or
(D) a proxy statement has been distributed soliciting proxies from stockholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company shall be distributed, or (E) a tender offer is made for 20% or more of the voting securities of the Bank or Holding Company then outstanding.

     (g) "Code" means the Internal Revenue Code of 1986, as amended.

     (h) "Committee" means the committee designated by the Board of Directors, pursuant to Section 3 of the Plan, to administer the Plan.

     (i) "Common Stock" means the Common Stock of the Holding Company, par value, $.01 per share.

     (j) "Date of Grant" means the effective date of an Award.

     (k) "Disability" means any mental or physical condition with respect to which the Participant qualifies for and receives benefits for under a long-term disability plan of the Holding Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, "Disability" shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevents the Participant from fulfilling his duties or responsibilities to the Holding Company or an Affiliate.

     (l) "Effective Date" means March 27, 1998, subject to Section 20 of the
Plan.

     (m) "Employee" means any person employed by the Holding Company or an Affiliate. Directors who are employed by the Holding Company or an Affiliate shall be considered Employees under the Plan.

     (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (o) "Exercise Price" means the price at which a Participant may purchase a share of Common Stock pursuant to an Option.

     (p) "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

         (i) If the Common Stock was traded on the date in question on The Nasdaq Stock Market then the Fair Market Value shall be equal to the closing price reported for such date;

         (ii) If the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

         (iii) If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

     Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. The
                                         -----------------------
Committee's determination of Fair Market Value shall be conclusive and binding on all persons.

     (q) "Holding Company" means Richmond County Financial Corp., successor to Bayonne Bancshares, Inc.

     (r) "Incentive Stock Option" means a stock option granted to a Participant, pursuant to Section 8 of the Plan, that is intended to meet the requirements of Section 422 of the Code.

     (s)  "Limited Right" means an Award granted to a Participant pursuant to
Section 9 of the Plan.

     (t) "Non-Statutory Stock Option" means a stock option granted to a Participant pursuant to the terms of the Plan but which is not intended to be and is not identified as an Incentive Stock Option or a stock option granted under the Plan which is intended to be and is identified as an Incentive Stock Option but which does not meet the requirements of Section 422 of the Code.

     (u)  "Option" means an Incentive Stock Option or Non-Statutory Stock
Option.

     (v) "Outside Director" means a member of the Boards of Directors of the Holding Company or an Affiliate who is not also an Employee of the Holding Company or an Affiliate. The term "Outside Director" shall also include any member of a divisional board of directors.

     (w)  "Participant" means any person who holds an outstanding Award.

     (x) "Performance Award" means an Award granted to a Participant pursuant to Section 11 of the Plan.

     (y) "Plan" means Richmond County Financial Corp. Stock Compensation Plan (formerly known as the "Bayonne Bancshares, Inc. 1998 Stock-Based Incentive Plan").

     (z) "Retirement" means retirement from employment with the Holding Company or an Affiliate in accordance with the retirement policies of the Holding Company or Affiliate, as applicable, then in effect. "Retirement" with respect to an Outside Director means the termination of service from the Board of Directors of the Holding Company and any Affiliate following written notice to the Board of Directors of such Outside Director's intention to retire.

     (aa) "Stock Award" means an Award granted to a Participant pursuant to
Section 10 of the Plan.

     (bb) "Termination for Cause" shall mean, in the case of an Outside Director, removal from the Board of Directors (or divisional board of directors) or, in the case of an Employee, unless defined differently under any employment agreement with the Holding Company or an Affiliate, termination of employment, because of a material loss to the Holding Company or an Affiliate, as determined by and in the sole discretion of the Board of Directors or its designee(s).

     (cc) "Trust" means a trust established in connection with this Plan to hold Plan assets for the purposes set forth herein.

     (dd) "Trustee" means any person or entity approved by the Board of Directors to hold any of the Trust assets.

3.   ADMINISTRATION.
     --------------

     (b) The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Holding Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be "disinterested" only if he satisfies (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Holding Company or an Affiliate who need not be disinterested and who may grant Awards and administer the Plan with respect to Employees and Outside Directors who are not considered officers or directors of the Holding Company under Section 16 of the Exchange Act or for whom Awards are not intended to satisfy the provisions of Section 162(m) of the Code.

     (c) The Committee shall (i) select the Employees and Outside Directors who are to receive Awards under the Plan, (ii) determine the type, number, vesting requirements and other features and conditions of such Awards, (iii) interpret the Plan and (iv) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

     (c) Each Award shall be evidenced by a written agreement ("Award Agreement") containing such provisions as may be approved by the Committee. Each Award Agreement shall constitute a binding contract between the Holding Company or an Affiliate and the Participant, and every Participant, upon acceptance of the Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular and at a minimum, the Committee shall set forth in each Award Agreement (i) the type of Award granted (ii) the Exercise Price of any Option, (iii) the number of shares subject to the Award;
(iv) the expiration date of the Award, (v) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award, and (vi) the restrictions, if any, placed upon such Award, or upon shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other directors and officers as shall be designated by the Committee is hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards.

     (d) The Committee may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and (ii) the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or an Affiliate for determinations to be made pursuant to the Plan, including the satisfaction of any conditions of a Performance Award. However, only the Committee or a portion of the Committee may certify the attainment of any conditions of a Performance Award intended to satisfy the requirements of Section 162(m) of the Code.

4.   TYPES OF AWARDS AND RELATED RIGHTS.
     ----------------------------------

     The following Awards may be granted under the Plan:

     (a) Non-Statutory Stock Options.
     (b) Incentive Stock Options.
     (c) Limited Rights.
     (d) Stock Awards.

5.   STOCK SUBJECT TO THE PLAN.
     -------------------------

     Subject to adjustment as provided in Section 16 of the Plan, the maximum number of shares reserved for Awards under the Plan is 715,771. Subject to adjustment as provided in Section 16 of the Plan, the maximum number of shares reserved hereby for purchase pursuant to the exercise of Options and Option-related Awards granted under the Plan is 511,264. The maximum number of the shares reserved for Stock Awards is 204,506. The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Trust or the Bank, respectively. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards or Options terminate, expire, or are forfeited without having vested or without having been exercised (in the case of Limited Rights, exercised for cash), new Awards may be made with respect to these shares.

6.   ELIGIBILITY.
     -----------

     Subject to the terms of the Plan, all Employees and Outside Directors shall be eligible to receive Awards under the Plan. In addition, the Committee may grant eligibility to consultants and advisors of the Holding Company or an Affiliate.

7.   NON-STATUTORY STOCK OPTIONS.
     ---------------------------

     The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Non-Statutory Stock Options to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

     (a) Exercise Price.  The Committee shall determine the Exercise Price of
         --------------
each Non-Statutory Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant.

     (b) Terms of Non-statutory Stock Options.  The Committee shall determine
         ------------------------------------
the term during which a Participant may exercise a Non-Statutory Stock Option, but in no event may a Participant exercise a Non-Statutory Stock Option, in whole or in part, more than ten (10) years from the Date of Grant. The Committee shall also determine the date on which each Non-Statutory Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Non-Statutory Stock Option. The shares of Common Stock underlying each Non-Statutory Stock Option may be purchased in whole or in part by the Participant at any time during the term of such Non-Statutory Stock Option, or any portion thereof, becomes exercisable.

     (c) Non-Transferability. Unless otherwise determined by the Committee in
         -------------------
accordance with this Section 7(c), a Participant may not transfer, assign, hypothecate, or dispose of in any manner, other than by will or the laws of intestate succession, a Non-Statutory Stock Option. The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-Statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this
Section 7(c), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable intervivos trust as to which the Participant is both the settlor and trustee, (b) a transfer for no consideration to: (i) any member of the Participant's Immediate Family, (ii) any trust solely for the benefit of members of the Participant's Immediate Family, (iii) any partnership whose only partners are members of the Participant's Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family or (c) a transfer to the Richmond County Savings Foundation. For purposes of this Section 7(c), "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half bothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 7(c) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions proscribed by the Committee with respect to such Non-Statutory Stock Option.

     (d) Termination of Employment or Service (General).  Unless otherwise
         ----------------------------------------------
determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, or Termination for Cause, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination.

     (e) Termination of Employment or Service (Retirement).  Unless otherwise
         -------------------------------------------------
determined by the Committee, in the event of a Participant's Retirement, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year from the date of Retirement.

     (f) Termination of Employment or Service (Disability or death).  Unless
         ----------------------------------------------------------
otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Non-Statutory Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination.

     (g) Termination of Employment or Service (Termination for Cause).  Unless
         ------------------------------------------------------------
otherwise determined by the Committee, in the event of a Participant's Termination for Cause, all rights with respect to the Participant's Non-Statutory Stock Options shall expire immediately upon the effective date of such Termination for Cause.

     (h) Acceleration Upon a Change in Control.  In the event of a Change in
         -------------------------------------
Control, all Non-Statutory Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the term of the Non-Statutory Stock Options.

     (i) Payment.  Payment due to a Participant upon the exercise of a Non-
         -------
Statutory Stock Option shall be made in the form of shares of Common Stock.

     (j) Maximum Individual Award.  No individual Employee shall be granted an
         ------------------------
amount of Non-Statutory Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 60-month period.

8.   INCENTIVE STOCK OPTIONS.
     -----------------------

     The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved for Options but unawarded under this Plan, grant Incentive Stock Options to an Employee upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

     (a) Exercise Price.  The Committee shall determine the Exercise Price of
         --------------
each Incentive Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted, the Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than 10% of the total combined voting securities of the Holding Company ("10% Owner"), the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant.
 .
     (b) Amounts of Incentive Stock Options.  To the extent the aggregate Fair
         ----------------------------------
Market Value of shares of Common Stock with respect to which Incentive Stock Options that are exercisable for the first time by an Employee during any calendar year under the Plan and any other stock option plan of the Holding Company or an Affiliate exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options in excess of such limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the Date of Grant with respect to each such Incentive Stock Option.

     (c) Terms of Incentive Stock Options.  The Committee shall determine the
         --------------------------------
term during which a Participant may exercise an Incentive Stock Option, but in no event may a Participant exercise an Incentive Stock Option, in whole or in part, more than ten (10) years from the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted to an Employee who is a 10% Owner, the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five (5) years from the Date of Grant. The Committee shall also determine the date on which each Incentive Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Incentive Stock Option. The shares of Common Stock underlying each Incentive Stock Option may be purchased in whole or in part at any time during the term of such Incentive Stock Option after such Option becomes exercisable.

     (d) Non-Transferability.  No Incentive Stock Option shall be transferable
         -------------------
except by will or the laws of descent and distribution and is exercisable, during his lifetime, only by the Employee to whom the Committee grants the Incentive Stock Option. The designation of a beneficiary does not constitute a transfer of an Incentive Stock Option.

     (e) Termination of Employment (General).  Unless otherwise determined by
         -----------------------------------
the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, or Termination for Cause, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination.

     (f) Termination of Employment (Retirement).  Unless otherwise determined by
         --------------------------------------
the Committee, in the event of a Participant's Retirement, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year from the date of Retirement. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Option to the extent the Participant exercises such Option more than three (3) months following the Date of the Participant's Retirement.

     (g) Termination of Employment (Disability or Death).  Unless otherwise
         -----------------------------------------------
determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Incentive Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination.

     (h) Termination of Employment (Termination for Cause).  Unless otherwise
         -------------------------------------------------
determined by the Committee, in the event of an Employee's Termination for Cause, all rights under such Employee's Incentive Stock Options shall expire immediately upon the effective date of such Termination for Cause.

     (i) Acceleration Upon a Change in Control.  In the event of a Change in
         -------------------------------------
Control, all Incentive Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the term of the Incentive Stock Options.
Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Option to the extent the Option does not otherwise qualify as an Incentive Stock Option pursuant to Section 422 of the Code.

     (j) Payment.  Payment due to a Participant upon the exercise of an
         -------
Incentive Stock Option shall be made in the form of shares of Common Stock.

     (k) Maximum Individual Award.  No individual Employee shall be granted an
         ------------------------
amount of Incentive Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 60 month period.

     (l) Disqualifying Dispositions.  Each Award Agreement with respect to an
         --------------------------
Incentive Stock Option shall require the Participant to notify the Committee of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition. As of the Effective Date of this Plan, a disqualifying disposition means any disposition of the shares of Common Stock within two years from the date of the grant of the Incentive Stock Option to which such shares relate or within one year of the date such shares are transferred to the Participant pursuant to his exercise of the Incentive Stock Option.

9.   LIMITED RIGHTS.
     --------------

     Simultaneously with the grant of any Option, the Committee may grant a Limited Right with respect to all or some of the shares of Common Stock covered by such Option, subject to the following terms and conditions:

     (a) Terms of Rights.  In no event shall a Limited Right be exercisable in
         ---------------
whole or in part before the expiration of six (6) months from the Date of Grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control. The Limited Right may be exercised only when the underlying Option is eligible to be exercised, and only when the Fair Market Value of the underlying shares on the day of exercise is greater than the Exercise Price of the underlying Option. Upon exercise of a Limited Right, the underlying Option shall cease to be exercisable and shall be terminated. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Right is transferable only when the underlying Option is transferable and under the same conditions.

     (b) Payment.  Upon exercise of a Limited Right, the holder shall promptly
         -------
receive from the Holding Company or an Affiliate an amount of cash equal to the difference between the Exercise Price of the underlying Option and the Fair Market Value of the Common Stock subject to such Option on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised.

10.  STOCK AWARDS.
     ------------

     The Committee may grants of Stock Awards, which shall consist of the grant of some number of shares of Common Stock, to a Participant upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

     (a) Grants of the Stock Awards.   Stock Awards may only be made in whole
         ---------------------------
shares of Common Stock. Stock Awards may only be granted from shares reserved under the Plan and available for award at the time the Stock Award is made to the Participant.

     (b) Terms of the Stock Awards.  The Committee shall determine the dates on
         -------------------------
which Stock Awards granted to a Participant shall vest and any terms or conditions which must be satisfied prior to the vesting of any Stock Award or portion thereof. Any such terms or conditions shall be determined by the Committee as of the Date of Grant.

     (c) Termination of Employment or Service (General).   Unless otherwise
         ----------------------------------------------
determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Retirement, Disability or death, or Termination for Cause, any Stock Awards in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such Stock Awards shall become null and void.

     (d) Termination of Employment or Service (Retirement).  Unless otherwise
         -------------------------------------------------
determined by the Committee, in the event of a Participant's Retirement, any Stock Awards in which the Participant has not become vested as of the date of Retirement shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void.

     (e) Termination of Employment or Service (Disability or death).  Unless
         ----------------------------------------------------------
otherwise determined by the Committee, in the event of a termination of the Participant's service due to Disability or death all unvested Stock Awards held by such Participant shall immediately vest as of the date of such termination.

     (f) Termination of Employment or Service (Termination for Cause).   Unless
         ------------------------------------------------------------
otherwise determined by the Committee, or in the event of the Participant's Termination for Cause, all Stock Awards in which the Participant had not become vested as of the effective date of such Termination for Cause shall be forfeited and any rights such Participant had to such unvested Stock Awards shall become null and void.

     (g) Acceleration Upon a Change in Control.  In the event of a Change in
         -------------------------------------
Control all unvested Stock Awards held by a Participant shall immediately vest as of the date of the Change in Control.

     (h) Maximum Individual Award.  No individual Employee shall be granted an
         ------------------------
amount of Stock Awards which exceeds 25% of all Options eligible to be granted under the Plan within any 60 month period.

     (i) Issuance of Certificates.  Unless otherwise held in Trust and
         ------------------------
registered in the name of the Trustee, (i) reasonably promptly after the Date of Grant with respect to shares of Common Stock pursuant to a Stock Award, the Holding Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such Stock Award was granted, evidencing such shares; provided, that the Holding Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

         "The transferability of this certificate and the shares of stock reprhereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Richmond County Financial Corp. Stock Compensation Plan and Award Agreement entered into between the registered owner of such shares and Richmond County Financial Corp. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of Richmond County Financial Corp. 1214 Castleton Avenue, Staten Island, New York 10310.

Such legend shall not be removed until the Participant becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 10(h), in connection with a Stock Award, shall be held by the Holding Company or its Affiliates, unless the Committee determines otherwise.

     (j) Non-Transferability.  Except to the extent permitted by the Code, the
         -------------------
rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

         (i) The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

         (ii) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

         (iii) If a recipient of a Stock Award is subject to the provisions of
               Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant of the Stock Award.

     (k) Accrual of Dividends.  To the extent Stock Awards are held in Trust and
         --------------------
registered in the name of the Trustee, whenever shares of Common Stock underlying a Stock Award are distributed to a Participant or beneficiary thereof under the Plan, such Participant or beneficiary shall also be entitled to receive, with respect to each such share distributed, a payment equal to any cash dividends and the number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock if the record date for determining shareholders entitled to receive such dividends falls between the date the relevant Stock Award was granted and the date the relevant Stock Award or installment thereof is issued. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any dividends paid out on the shares related to the Stock Award.

     (l) Voting of Stock Awards.  After a Stock Award has been granted but for
         ----------------------
which the shares covered by such Stock Award have not yet been vested, earned and distributed to the Participant pursuant to the Plan, the Participant shall be entitled to vote or to direct the Trustee to vote, as the case may be, such shares of Common Stock which the Stock Award covers subject to the rules and procedures adopted by the Committee for this purpose and in a manner consistent with the Trust agreement.

     (m) Payment.  Payment due to a Participant upon the redemption of a Stock
         -------
Award shall be made in the form of shares of Common Stock.

11.  PERFORMANCE AWARDS.
     ------------------

     (a) The Committee may determine to make any Award under the Plan contingent upon the satisfaction of any conditions related to the performance of the Holding Company, an Affiliate of the Participant. Each Performance Award shall be evidenced in the Award Agreement, which shall set forth the applicable conditions, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Award. Unless otherwise determined by the Committee, each Performance Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code and subject to the following provisions:

     (b) Any Performance Award shall be made not later than 90 days after the start of the period for which the Performance Award relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any applicable conditions will be made by the Committee. The Committee may not increase during a year the amount of a Performance Award that would otherwise be payable upon satisfaction of the conditions but may reduce or eliminate the payments as provided for in the Award Agreement.

     (c) Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

     (d) A Participant who receives a Performance Award payable in Common Stock shall have no rights as a shareholder until the Company Stock is issued pursuant to the terms of the Award Agreement. The Common Stock may be issued without cash consideration.

     (e) A Participant's interest in a Performance Award may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered.

     (f) No Award or portion thereof that is subject to the satisfaction of any condition shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions to which the distribution, earning or vesting of such Award is subject have been achieved.

12.  DEFERRED PAYMENTS.
     -----------------

     The Committee, in its discretion, may permit a Participant to elect to defer receipt of all or any part of any cash or stock payment under the Plan, or the Committee may determine to defer receipt by some or all Participants, of all or part of any such payment. The Committee shall determine the terms and conditions of any such deferral, including the period of deferral, the manner of deferral, and the method for measuring appreciation on deferred amounts until their payout.

13.  METHOD OF EXERCISE OF OPTIONS.
     -----------------------------

     Subject to any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Exercise Price in such form or forms, including, without limitation, payment by delivery of cash, Common Stock or other consideration (including, where permitted by law and the Committee, Awards) having a Fair Market Value on the exercise date equal to the total Exercise Price, or by any combination of cash, shares of Common Stock and other consideration, including exercise by means of a cashless exercise arrangement with a qualifying broker-dealer, as the Committee may specify in the applicable Award Agreement.

14.  RIGHTS OF PARTICIPANTS.
     ----------------------

     No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such Common Stock. Nothing contained herein or in any Award Agreement confers on any person any right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate a Participant's services.

15.  DESIGNATION OF BENEFICIARY.
     --------------------------

     A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

16.  DILUTION AND OTHER ADJUSTMENTS.
     ------------------------------

     In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution is made, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution, or enlargement of the rights of the Participant, including any or all of the following:

     (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

     (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

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     (c) adjustments in the Exercise Price of outstanding Incentive and/or Non-
         statutory Stock Options, or any Limited Rights attached to such Options.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company.

17.  TAX WITHHOLDING.
     ---------------

     (a) Whenever under this Plan, cash or shares of Common Stock are to be delivered upon exercise or payment of an Award or any other event with respect to rights and benefits hereunder, the Committee shall be entitled to require as a condition of delivery (i) that the Participant remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) that the withholding of such sums come from compensation otherwise due to the Participant or from any shares of Common Stock due to the Participant under this Plan or (iii) any combination of the foregoing provided, however, that no amount shall be withheld from any cash payment or shares of Common Stock relating to an Award which was transferred by the Participant in accordance with this Plan.

     (b) If any disqualifying disposition described in Section 8(l) is made with respect to shares of Common Stock acquired under an Incentive Stock Option granted pursuant to this Plan, or any transfer described in Section 7(c) is made, or any election described in Section 16 is made, then the person making such disqualifying disposition, transfer, or election shall remit to the Holding Company or its Affiliates an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Holding Company or its Affiliates shall have the right to withhold such sums from compensation otherwise due to the Participant, or, except in the case of any transfer pursuant to Section 7(c), from any shares of Common Stock due to the Participant under this Plan.

18.  NOTIFICATION UNDER SECTION 83(b).
     --------------------------------

     The Committee may, on the Date of Grant or any later date, prohibit a Participant from making the election described below. If the Committee has not prohibited such Participant from making such election, and the Participant shall, in connection with the exercise of any Option, or the grant of any Stock Award, make the election permitted under Section 83(b) of the Code (i.e., an election to include in such Participant's gross income in the year of transfer the amounts specified in Section 83(b) of the Code), such Participant shall notify the Committee of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of
Section 83(b) of the Code.

19.  AMENDMENT OF THE PLAN AND AWARDS.
     --------------------------------

     (a) Except as provided in paragraph (c) of this Section 19, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided however, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by such law, regulation or interpretation. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions of this Plan will remain in full force and effect. No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

     (b) Except as provided in paragraph (c) of this Section 19, the Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no such amendment shall adversely affect the rights of any Participant under an outstanding Award without the written consent of such Participant.

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     (c) In no event shall the Board of Directors amend the Plan or shall the
Committee amend an Award Agreement in any manner that has the effect of:

          (i) Allowing any Option to be granted with an exercise below the Fair Market Value of the Common Stock on the Date of Grant.

          (ii) Allowing the exercise price of any Option previously granted under the Plan to be reduced subsequent to the Date of Award.

20.  EFFECTIVE DATE OF PLAN.
     ----------------------

     The Plan was originally approved by the Bayonne Bancshares, Inc. shareholders on March 27, 1998. The Plan is being amended to provide for the assumption by the Holding Company and shall become effective upon approval by the Holding Company's shareholders. The failure to obtain shareholder approval for such purposes will not effect the validity of any Awards made under the Plan.

21.  TERMINATION OF THE PLAN.
     -----------------------

     The right to grant Awards under the Plan will terminate upon the earlier of: (i) March 27, 2008; (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options or (iii) the distribution of Stock Awards is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 5 hereof. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

22.  APPLICABLE LAW.
     --------------

     The Plan will be administered in accordance with the laws of the State of Delaware and applicable federal law.

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